Exhibit 10.1

AMENDMENT NO. 1

AMENDMENT NO. 1 (this “Amendment No. 1”) dated as of September 4, 2013 among COCA-COLA BOTTLING CO. CONSOLIDATED (the “Borrower”), the Lenders executing this Amendment No. 1 on the signature pages hereto and JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Administrative Agent”) under the Credit Agreement referred to below.

WHEREAS, the Borrower, the Lenders party thereto and the Administrative Agent are parties to a Credit Agreement dated as of September 21, 2011 (as amended and supplemented and in effect immediately prior to the date hereof, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for revolving credit loans to the Borrower.

NOW THEREFORE, the parties hereto wish now to amend the Credit Agreement in certain respects, and, accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Certain Defined Terms. Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “Consolidated Operating Income” contained therein to read in its entirety as follows:

“Consolidated Operating Income” shall mean, for any period, the net income of the Borrower and its Consolidated Subsidiaries, before any deduction in respect of interest or taxes, determined and consolidated in accordance with GAAP, excluding, however, (i) extraordinary items in accordance with GAAP (which shall include without limitation, in any event, any income, net of expenses, or loss realized by the Borrower or any Consolidated Subsidiary from any sale of assets outside the ordinary course of business, whether tangible or intangible, including franchise territories and securities) and (ii) any non-cash charge in accordance with GAAP resulting from the partial recognition of prior actuarial losses in connection with the Borrower’s payment of a lump sum distribution of pension benefits to certain vested terminated employees, to the extent such non-cash charge is recognized on or before December 31, 2013 and does not exceed $12,000,000.00.

Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent, as to itself and each of its Subsidiaries, that (a) the representations and warranties set forth in Article IV of the Credit Agreement (excluding the Excluded Representations and Section 4.01(e) of the Credit Agreement) are true and correct in all material respects on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct in all material respects as of such specific date) and as if each reference in said Article IV to “this Agreement” included reference to this Amendment No. 1 and (b) no Default or Event of Default has occurred and is continuing.

Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon satisfaction of the following conditions:

4.01. Execution. The Administrative Agent shall have received counterparts of this Amendment No. 1 executed by the Borrower and the Lenders party to the Credit Agreement constituting the Majority Lenders.

4.02. Fee and Expenses. The Borrower shall have paid in full the costs, expenses and fees as set forth in Section 8.04(a) of the Credit Agreement.

Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. Delivery of a counterpart by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed as of the day and year first above written.

COCA-COLA BOTTLING CO. CONSOLIDATED, as the Borrower

By:	/s/ Clifford M. Deal, III
Name:	Clifford M. Deal, III
Title:	Vice President & Treasurer

Signature Page to Amendment No. 1 to

Credit Agreement dated as of September 21, 2011

Coca-Cola Bottling Co. Consolidated

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent

By:	/s/ Antje B. Focke
Name:	Antje B. Focke
Title:	Senior Underwriter

Signature Page to Amendment No. 1 to

Credit Agreement dated as of September 21, 2011

Coca-Cola Bottling Co. Consolidated

Name of Lender:

Citibank, N.A.

By	/s/ John van Brederode
	Name:	John van Brederode
	Title:	Vice President

John R. van Brederode
ViCE PRESidENT
CiTibANk, N.A.

Signature Page to Amendment No. 1 to

Credit Agreement dated as of September 21, 2011

Coca-Cola Bottling Co. Consolidated

Name of Lender:

WELLS FARGO BANK, N.A.

By	/s/ Andrea S Chen
	Name:	ANDREA S CHEN
	Title:	DIRECTOR

For any Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Amendment No. 1 to

Credit Agreement dated as of September 21, 2011

Coca-Cola Bottling Co. Consolidated

Name of Lender:

BRANCH BANKING AND TRUST COMPANY

By	/s/ Stuart M. Jones
	Name:	Stuart M. Jones
	Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of September 21, 2011

Coca-Cola Bottling Co. Consolidated

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
“Rabobank Nederland”, New York Branch

By	/s/ Stewart Kalish
	Name:	Stewart Kalish
	Title:	Executive Director

By	/s/ Van Brandenburg
	Name:	Van Brandenburg
	Title:	Executive Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of September 21, 2011

Coca-Cola Bottling Co. Consolidated

Name of Lender:

NORTH CAROLINA BANK AND TRUST, A DIVISION OF SCBT, AS LENDER

By	/s/ Cutter D. Davis Jr.
	Name:	CUTTER D. DAVIS JR.
	Title:	SENIOR VICE PRESIDENT

For any Lender requiring a second signature line:

By
Name:
Title:

Signature Page to Amendment No. 1 to

Credit Agreement dated as of September 21, 2011

Coca-Cola Bottling Co. Consolidated